UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	George Putnam Balanced Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period:	August 1, 2017 — January 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

George Putnam Balanced Fund

Semiannual report
1 | 31 | 18

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PGEOX

George Putnam
Balanced
Fund

Semiannual report
1 | 31 | 18

Consider these risks before investing: Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

March 13, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market has encountered some challenges. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. You can learn more about how your fund performed, and your fund manager’s outlook for the coming months, in the following report.

Thank you for investing with Putnam.

George Putnam Balanced Fund was introduced in 1937, at a time when many investors considered the stock market to be risky. Named for the founder of Putnam Investments, the fund offered an innovative concept for the time — a diversified portfolio with bonds to balance the risk of stocks.

A balanced approach, grounded in research

The fund’s classic balanced approach continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

2 George Putnam Balanced Fund

Experienced managers pursue a broad range of opportunities

The fund’s typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Aaron Cooper pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund’s fixed-income investments, Paul Scanlon assembles a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

† The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/18. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 George Putnam Balanced Fund

Aaron is Chief Investment Officer, Equities. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 2000.

Paul is Co-Head of Fixed Income. He has an M.B.A. from the University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

Describe the investing environment for the six-month reporting period.

AARON Overall, it was a strong six-month period for U.S. and global markets. Investors shrugged off geopolitical and economic risks, while healthy corporate earnings and strong economic data propelled markets higher. Investor optimism that the Trump administration would implement tax reforms, infrastructure spending, and business deregulation also boosted equities and bonds. Congress passed a $1.4 trillion tax reform bill in the final week of 2017.

In terms of monetary policies, the Federal Reserve gradually stepped up the pace of tightening by raising interest rates and shrinking its balance sheet in 2017. The U.S. economy, the world’s largest, expanded a modest 2.6% in the fourth quarter after posting growth of 3.2% in the third quarter. The unemployment rate held steady at 4.1% and the economy continued to add jobs in January 2018. More significantly, wages rose at the fastest annual rate since 2009, a new signal that American workers are beginning to enjoy pay raises.

George Putnam Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 1/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 George Putnam Balanced Fund

How did the fund perform?

PAUL The fund underperformed its equity benchmark, the S&P 500 Index, for the six-month period. The fund returned 8.80% compared with 15.43% for the S&P 500 Index. The fund slightly underperformed the blended stock/bond secondary benchmark, the George Putnam Blended Index, which returned 8.88%.

What was the reason for the change in the fund’s dividend?

PAUL Effective November 2017, the fund increased its quarterly dividend distribution rate for class A shares to $0.059 from $0.054. The change was made because the fund had to fully distribute undistributed income accrued in the fiscal year ended July 31, 2017. Other share classes also had similar dividend increases.

How did the corporate bond allocation perform?

PAUL During the period, the fund’s corporate bond allocation performed well. Our holdings of bonds issued by banks and other types of financial services companies were positive contributors to performance. Many of these firms have strengthened their balance sheets, and their earnings have become much less volatile, in our view.

What stocks contributed to performance?

AARON Our underweight position in General Electric helped performance for the period. The industrial conglomerate underperformed the broader market because of lower earnings growth and concerns over cash flow. In November, the company cut its dividend, announced a restructuring plan, and provided a downbeat profit outlook for 2018. Another portfolio highlight was Caterpillar. We expect the machinery manufacturing company to expand its industrial capital expenditure program, partly because of aging industrial infrastructure in the United States. Caterpillar’s fourth-quarter earnings beat estimates, and the company’s 2018 guidance for earnings growth also exceeded analysts’ expectations.

Aaron Cooper

We believe the company could benefit from the U.S. tax overhaul and stronger economic growth prospects.

What stocks detracted?

AARON Assured Guaranty, a bond insurer, was the top detractor. The company had insured bonds for Puerto Rico and is expected to incur financial losses resulting from Puerto Rico’s debt restructuring process that commenced in 2017, as it has defaulted on more than $70 billion of debt. Investors were also concerned about the devastating impact of Hurricane Maria and other hurricanes on Assured’s stock price. We believe the stock was an out-of-benchmark holding. Some of the other top detractors for the period were Kraft Heinz and Jazz Pharmaceutical. Kraft Heinz stock has declined due to strong market competition and lower sales. We were overweight in the stock. Regarding Jazz Pharmaceuticals, investors were concerned about Xyrem, the company’s narcolepsy drug, which has had patent challenges as well as lower-than-expected sales. Jazz was an out-of-benchmark holding.

What is your outlook for the bond market?

PAUL For 2018, we are constructive on U.S. investment-grade corporate bonds. We think strong fundamentals, favorable technical market factors, and fair valuations will bolster the sector. We expect economic growth and the broad-based U.S. tax reform legislation to boost corporate earnings and cash flows this year. Also, many companies posted higher-than-expected earnings in the fourth quarter of 2017. At the same time, we believe these positive tailwinds could be tempered by augmented leveraging mergers and

George Putnam Balanced Fund 7

acquisition deals that may weaken corporate balance sheets.

We expect corporate supply and demand to remain balanced, subject to global central banks and changes in government policies. We believe growth in bond issuance will likely fall to the mid-single digits in 2018, following sales of $155.6 billion in January 2018. Inflows to the sector have been positive year to date. However, for 2018, we are concerned that inflows from non-U.S. investors — which currently represent about 40% of the overall market — may be hampered by higher U.S. dollar hedging costs. Overall, U.S. bond spreads remain attractive, in our view, supported by fundamentals, positive flows, and the European Central Bank’s corporate bond buying program. Despite this, we think it will be challenging for corporate bond spreads to perform as well as they did in 2017.

What is your outlook for the stocks?

AARON We believe the U.S. economy, along with the world, is on stronger footing. We expect synchronized growth across most regions of the world in 2018, along with healthy corporate earnings. We expect the broad-based U.S. tax reform legislation to improve growth prospects and lower corporate taxes, creating a tailwind for many stocks. The market strength will likely broaden across sectors, with industrial and energy stocks remaining potential value opportunities. We expect the tax reform law to accelerate capital spending among industrial companies, and we believe reinvestments by companies in this sector will lead to higher dividends, higher wages, and, ultimately, higher consumer spending.

However, we are mindful of risks in the financial markets, including inflationary pressure and higher interest rates. Increased risks due to inflation and/or interest rates are starting to depress profit margins over the next year. We

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 George Putnam Balanced Fund

are monitoring this risk closely, and paying particular attention to companies and industries with pricing power to offset these higher costs. We expect the Fed to raise interest rates at least three times this year and to continue to slowly unwind its post-crisis stimulus program. We believe some banks, financial companies, and internet brokers may be well positioned in a rising-rate environment.

Aaron and Paul, thanks for your comments about the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

George Putnam Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/5/37)
Before sales charge	8.70%	60.58%	4.85%	59.33%	9.76%	28.21%	8.64%	16.26%	8.80%
After sales charge	8.62	51.35	4.23	50.17	8.47	20.84	6.51	9.57	2.55
Class B (4/27/92)
Before CDSC	8.59	51.11	4.22	53.43	8.94	25.34	7.82	15.39	8.37
After CDSC	8.59	51.11	4.22	51.43	8.65	22.34	6.95	10.39	3.37
Class C (7/26/99)
Before CDSC	7.89	49.12	4.08	53.48	8.95	25.37	7.83	15.47	8.40
After CDSC	7.89	49.12	4.08	53.48	8.95	25.37	7.83	14.47	7.40
Class M (12/1/94)
Before sales charge	7.98	52.87	4.34	55.44	9.22	26.29	8.09	15.70	8.55
After sales charge	7.93	47.52	3.96	50.00	8.45	21.87	6.81	11.65	4.75
Class R (1/21/03)
Net asset value	8.43	56.84	4.60	57.37	9.49	27.26	8.37	16.03	8.66
Class R5 (12/2/13)
Net asset value	8.79	64.84	5.12	61.56	10.07	29.29	8.94	16.65	8.93
Class R6 (12/2/13)
Net asset value	8.79	65.45	5.16	62.16	10.15	29.63	9.04	16.68	8.97
Class Y (3/31/94)
Net asset value	8.79	64.72	5.12	61.44	10.05	29.19	8.91	16.60	8.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not

10 George Putnam Balanced Fund

applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 1/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P 500 Index	—*	154.22%	9.78%	109.22%	15.91%	50.73%	14.66%	26.41%	15.43%
Bloomberg Barclays
U.S. Aggregate	—*	43.98	3.71	10.45	2.01	3.47	1.14	2.15	–0.36
Bond Index
George Putnam
Blended Index†	—*	114.34	7.92	63.71	10.36	30.51	9.28	16.18	8.88
Lipper Balanced
Funds category	—*	77.88	5.87	47.24	7.98	23.65	7.31	14.90	8.02
average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively, the Bloomberg Barclays U.S. Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

‡ Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/18, there were 605, 585, 548, 517, and 437 funds, respectively, in this Lipper category.

George Putnam Balanced Fund 11

Fund price and distribution information For the six-month period ended 1/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR5	ClassR6	Class Y
Number	2		2	2	2		2	2	2	2
Income	$0.113		$0.037	$0.039	$0.065		$0.083	$0.139	$0.150	$0.137
Capital gains	—		—	—	—		—	—	—	—
Total	$0.113		$0.037	$0.039	$0.065		$0.083	$0.139	$0.150	$0.137
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
7/31/17	$19.09	$20.25	$18.87	$18.95	$18.82	$19.50	$19.03	$19.24	$19.17	$19.16
1/31/18	20.65	21.91	20.41	20.50	20.36	21.10	20.59	20.81	20.73	20.73
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	1.14%	1.08%	0.39%	0.41%	0.67%	0.64%	0.78%	1.38%	1.51%	1.37%
Current
30-day
SEC yield[2]	N/A	0.94	0.26	0.26	N/A	0.49	0.75	1.29	1.35	1.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 George Putnam Balanced Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/5/37)
Before sales charge	8.67%	53.86%	4.40%	59.72%	9.82%	22.76%	7.08%	15.02%	7.06%
After sales charge	8.59	45.02	3.79	50.54	8.52	15.71	4.98	8.41	0.90
Class B (4/27/92)
Before CDSC	8.56	44.74	3.77	53.84	9.00	20.01	6.27	14.20	6.60
After CDSC	8.56	44.74	3.77	51.84	8.71	17.01	5.37	9.20	1.60
Class C (7/26/99)
Before CDSC	7.85	42.72	3.62	53.82	8.99	20.00	6.27	14.16	6.64
After CDSC	7.85	42.72	3.62	53.82	8.99	20.00	6.27	13.16	5.64
Class M (12/1/94)
Before sales charge	7.95	46.37	3.88	55.78	9.27	20.91	6.53	14.44	6.72
After sales charge	7.90	41.25	3.51	50.33	8.49	16.68	5.28	10.44	2.99
Class R (1/21/03)
Net asset value	8.40	50.16	4.15	57.64	9.53	21.84	6.81	14.73	6.91
Class R5 (12/2/13)
Net asset value	8.75	57.91	4.67	61.89	10.11	23.78	7.37	15.37	7.20
Class R6 (12/2/13)
Net asset value	8.76	58.48	4.71	62.48	10.19	24.09	7.46	15.45	7.18
Class Y (3/31/94)
Net asset value	8.75	57.77	4.67	61.76	10.10	23.66	7.34	15.31	7.16

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 7/31/17	1.01%	1.76%	1.76%	1.51%	1.26%	0.74%	0.64%	0.76%
Annualized expense ratio
for the six-month period
ended 1/31/18	0.99%	1.74%	1.74%	1.49%	1.24%	0.72%	0.62%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

George Putnam Balanced Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/17 to 1/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.21	$9.14	$9.14	$7.83	$6.52	$3.79	$3.27	$3.90
Ending value (after expenses)	$1,088.00	$1,083.70	$1,084.00	$1,085.50	$1,086.60	$1,089.30	$1,089.70	$1,089.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/18, use the following calculation method. To find the value of your investment on 8/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.04	$8.84	$8.84	$7.58	$6.31	$3.67	$3.16	$3.77
Ending value (after expenses)	$1,020.21	$1,016.43	$1,016.43	$1,017.69	$1,018.95	$1,021.58	$1,022.08	$1,021.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 George Putnam Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

George Putnam Balanced Fund 15

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2018, Putnam employees had approximately $537,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 George Putnam Balanced Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

George Putnam Balanced Fund 17

The fund’s portfolio 1/31/18 (Unaudited)

COMMON STOCKS (61.8%)*	Shares	Value
Basic materials (2.8%)
Albemarle Corp.	15,877	$1,771,714
Alcoa Corp. †	60,554	3,150,019
American International Group, Inc.	23,109	727,934
Braskem SA ADR (Brazil)	17,417	542,017
Calyxt, Inc. † S	16,173	421,307
CF Industries Holdings, Inc.	74,733	3,171,669
DowDuPont, Inc.	116,679	8,818,599
Fortune Brands Home & Security, Inc.	57,649	4,089,044
Iluka Resources, Ltd. (Australia)	268,344	2,188,263
Sherwin-Williams Co. (The)	13,626	5,683,541
Tronox, Ltd. Class A	19,720	387,104
W.R. Grace & Co.	52,034	3,841,150
		34,792,361
Capital goods (5.6%)
Boeing Co. (The)	22,708	8,047,034
Caterpillar, Inc.	46,686	7,599,547
Dover Corp.	38,963	4,138,260
Emerson Electric Co.	84,516	6,104,591
Fortive Corp.	64,155	4,877,063
Honeywell International, Inc.	50,608	8,080,579
KION Group AG (Germany)	37,009	3,396,514
Komatsu, Ltd. (Japan)	92,300	3,580,567
L3 Technologies, Inc.	23,061	4,899,540
Raytheon Co.	37,909	7,920,706
Roper Technologies, Inc.	18,479	5,185,023
Titan International, Inc.	56,352	750,045
Universal Display Corp.	16,099	2,566,181
Waste Connections, Inc.	50,140	3,601,055
		70,746,705
Communication services (2.4%)
American Tower Corp. R	41,512	6,131,322
AT&T, Inc.	161,875	6,062,219
Charter Communications, Inc. Class A †	17,055	6,433,999
Comcast Corp. Class A	136,567	5,808,195
DISH Network Corp. Class A †	31,579	1,481,055
Verizon Communications, Inc.	92,947	5,025,644
		30,942,434
Computers (2.4%)
Apple, Inc.	152,194	25,481,841
RealPage, Inc. †	98,925	4,921,519
		30,403,360
Conglomerates (0.6%)
Danaher Corp.	77,037	7,802,307
		7,802,307
Consumer cyclicals (7.2%)
Advance Auto Parts, Inc.	13,131	1,536,196
Amazon.com, Inc. †	15,141	21,967,925
Burlington Stores, Inc. †	10,069	1,225,498

18 George Putnam Balanced Fund

COMMON STOCKS (61.8%)* cont.	Shares	Value
Consumer cyclicals cont.
Hanesbrands, Inc. S	104,949	$2,279,492
Hilton Worldwide Holdings, Inc.	51,316	4,395,215
Home Depot, Inc. (The)	66,383	13,336,345
Kimberly-Clark Corp.	28,056	3,282,532
L Brands, Inc. S	38,342	1,920,551
Live Nation Entertainment, Inc. † S	60,901	2,744,199
Mastercard, Inc. Class A	29,360	4,961,840
NIKE, Inc. Class B	32,192	2,196,138
O’Reilly Automotive, Inc. †	10,542	2,790,362
PayPal Holdings, Inc. †	29,671	2,531,530
PearlAbyss Corp. (South Korea) †	6,635	1,560,811
Priceline Group, Inc. (The) †	4,932	9,430,231
TJX Cos., Inc. (The)	46,627	3,745,081
Total System Services, Inc.	17,171	1,525,815
Walmart, Inc.	39,184	4,177,014
Walt Disney Co. (The)	13,019	1,414,775
Wynn Resorts, Ltd.	22,034	3,648,610
		90,670,160
Consumer staples (5.3%)
Altria Group, Inc.	46,021	3,237,117
Chipotle Mexican Grill, Inc. †	9,350	3,036,506
Church & Dwight Co., Inc.	66,455	3,246,327
Constellation Brands, Inc. Class A	6,709	1,472,424
Costco Wholesale Corp.	25,609	4,990,426
CVS Health Corp.	20,802	1,636,909
Delivery Hero Holding GmbH (Germany) †	14,673	629,588
Dr. Pepper Snapple Group, Inc.	31,818	3,797,478
Kraft Heinz Co. (The)	91,466	7,170,020
Kroger Co. (The)	129,946	3,945,161
McCormick & Co., Inc. (non-voting shares) S	48,743	5,301,776
Molson Coors Brewing Co. Class B	54,569	4,584,887
Mondelez International, Inc. Class A	40,936	1,817,558
PepsiCo, Inc.	76,636	9,219,311
Philip Morris International, Inc.	25,956	2,783,262
Pinnacle Foods, Inc.	67,995	4,211,610
Restaurant Brands International, Inc. (Canada)	35,460	2,141,429
Walgreens Boots Alliance, Inc.	13,376	1,006,678
Yum China Holdings, Inc. (China)	69,941	3,244,563
		67,473,030
Electronics (3.0%)
Agilent Technologies, Inc.	24,599	1,806,305
Broadcom, Ltd.	22,331	5,538,758
NXP Semiconductor NV †	86,172	10,368,215
Orbotech, Ltd. (Israel) †	129,139	6,877,943
Qorvo, Inc. †	68,381	4,907,704
Rockwell Automation, Inc.	15,657	3,088,970
Texas Instruments, Inc.	53,704	5,889,718
		38,477,613

George Putnam Balanced Fund 19

COMMON STOCKS (61.8%)* cont.	Shares	Value
Energy (3.4%)
Anadarko Petroleum Corp.	45,275	$2,718,764
Cairn Energy PLC (United Kingdom) †	468,315	1,375,089
Cenovus Energy, Inc. (Canada)	236,456	2,254,983
ConocoPhillips	89,256	5,249,145
EnCana Corp. (Canada)	89,878	1,111,418
EOG Resources, Inc.	25,049	2,880,635
EQT Corp.	22,513	1,222,231
Exxon Mobil Corp.	97,248	8,489,750
Marathon Oil Corp.	67,024	1,219,167
Noble Energy, Inc.	67,362	2,055,888
ONEOK, Inc.	8,480	499,133
Pioneer Natural Resources Co.	19,303	3,530,712
Select Energy Services, Inc. Class A † S	43,579	780,936
Seven Generations Energy, Ltd. Class A (Canada) †	120,648	1,682,206
Suncor Energy, Inc. (Canada)	90,911	3,293,491
Total SA (France)	78,521	4,546,340
Williams Cos., Inc. (The)	19,976	627,047
		43,536,935
Financials (10.1%)
American International Group, Inc.	123,136	7,870,853
Assured Guaranty, Ltd.	151,555	5,393,842
Bank of America Corp.	604,135	19,332,320
BlackRock, Inc.	13,184	7,406,771
Chubb, Ltd.	38,770	6,053,936
Citigroup, Inc.	146,404	11,489,786
E*Trade Financial Corp. †	154,716	8,153,533
Gaming and Leisure Properties, Inc. R	68,669	2,502,298
Goldman Sachs Group, Inc. (The)	33,848	9,067,541
Intercontinental Exchange, Inc.	51,597	3,809,922
Invesco, Ltd.	104,533	3,776,777
Investment Technology Group, Inc.	142,114	3,035,555
JPMorgan Chase & Co.	85,850	9,930,270
KKR & Co. LP	249,643	6,011,403
Oportun Financial Corp. (acquired 6/23/15, cost $386,984) (Private) † ∆∆ F	135,784	327,825
Prudential PLC (United Kingdom)	318,899	8,630,150
SunTrust Banks, Inc.	90,191	6,376,504
Visa, Inc. Class A	73,600	9,143,328
		128,312,614
Health care (7.6%)
AbbVie, Inc.	28,947	3,248,432
Amgen, Inc.	32,040	5,961,042
Baxter International, Inc.	45,846	3,302,287
Becton Dickinson and Co.	35,619	8,653,280
Biogen, Inc. †	11,810	4,107,636
Boston Scientific Corp. †	193,763	5,417,613
Bristol-Myers Squibb Co.	65,402	4,094,165
Dentsply Sirona, Inc.	77,732	4,726,883
Eli Lilly & Co.	14,722	1,199,107
Gilead Sciences, Inc.	72,499	6,075,416

20 George Putnam Balanced Fund

COMMON STOCKS (61.8%)* cont.	Shares	Value
Health care cont.
HCA Healthcare, Inc. †	13,549	$1,370,617
Intuitive Surgical, Inc. †	7,974	3,442,137
Jazz Pharmaceuticals PLC †	33,558	4,890,743
Johnson & Johnson	58,463	8,079,002
McKesson Corp.	3,002	506,978
Merck & Co., Inc.	119,898	7,103,957
Pfizer, Inc.	129,819	4,808,496
UnitedHealth Group, Inc.	55,560	13,155,497
Vertex Pharmaceuticals, Inc. †	36,642	6,114,451
		96,257,739
Software (4.0%)
Activision Blizzard, Inc.	57,224	4,242,015
Adobe Systems, Inc. †	24,298	4,853,768
Everbridge, Inc. †	62,101	2,004,620
Instructure, Inc. † S	43,320	1,555,188
Micro Focus International PLC ADR (United Kingdom) †	92,599	2,800,194
Microsoft Corp.	284,069	26,989,396
Oracle Corp.	70,386	3,631,214
Tencent Holdings, Ltd. (China)	73,381	4,348,837
		50,425,232
Technology services (5.1%)
Alibaba Group Holding, Ltd. ADR (China) † S	24,487	5,002,449
Alphabet, Inc. Class A †	20,800	24,590,176
DXC Technology Co.	53,463	5,322,242
Facebook, Inc. Class A †	80,261	14,999,978
Fidelity National Information Services, Inc.	27,790	2,844,584
GoDaddy, Inc. Class A †	35,394	1,954,811
NCSOFT Corp. (South Korea)	15,398	6,373,476
salesforce.com, Inc. †	21,936	2,498,730
Sogou, Inc. ADR (China) † S	72,518	745,485
		64,331,931
Transportation (0.4%)
Norfolk Southern Corp.	32,760	4,942,829
		4,942,829
Utilities and power (1.9%)
Ameren Corp.	21,746	1,231,476
American Electric Power Co., Inc.	44,438	3,056,446
Dominion Energy, Inc.	33,737	2,578,856
Edison International	9,791	612,231
Eni SpA (Italy)	118,233	2,126,431
Exelon Corp.	74,425	2,866,107
Kinder Morgan, Inc.	168,205	3,024,326
NextEra Energy, Inc.	25,435	4,029,413
NRG Energy, Inc.	55,570	1,445,376
PG&E Corp.	14,597	619,351
Southern Co. (The)	28,044	1,265,065
Xcel Energy, Inc.	29,329	1,338,576
		24,193,654
Total common stocks (cost $634,429,963)		$783,308,904

George Putnam Balanced Fund 21

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (9.5%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.4%)
Government National Mortgage Association Pass-Through Certificates
3.50%, with due dates from 2/20/43 to 1/20/48	$8,841,696	$9,031,905
3.00%, with due dates from 8/20/46 to 10/20/46	1,833,221	1,816,147
3.00%, TBA, 2/1/48	7,000,000	6,933,282
		17,781,334
U.S. Government Agency Mortgage Obligations (8.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 3/1/35	1,566	1,751
4.00%, with due dates from 7/1/42 to 9/1/45	4,282,091	4,455,037
3.50%, with due dates from 12/1/42 to 1/1/47	10,838,173	10,991,287
3.00%, 3/1/43	596,381	587,692
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	2,044,881	2,250,151
5.00%, with due dates from 8/1/33 to 1/1/39	592,601	637,755
4.50%, TBA, 2/1/48	19,000,000	20,026,988
4.00%, with due dates from 9/1/45 to 12/1/47	12,108,843	12,533,654
4.00%, TBA, 3/1/48	3,000,000	3,093,368
4.00%, TBA, 2/1/48	3,000,000	3,098,641
3.50%, with due dates from 5/1/43 to 5/1/56	11,303,897	11,458,877
3.50%, TBA, 3/1/48	8,000,000	8,061,169
3.50%, TBA, 2/1/48	8,000,000	8,074,919
3.00%, with due dates from 2/1/43 to 3/1/47	6,144,418	6,052,873
3.00%, TBA, 3/1/48	6,000,000	5,871,797
3.00%, TBA, 2/1/48	6,000,000	5,880,937
		103,076,896
Total U.S. government and agency mortgage obligations (cost $122,585,199)		$120,858,230

	Principal
U.S. TREASURY OBLIGATIONS (10.8%)*	amount	Value
U.S. Treasury Bonds
3.00%, 2/15/47 ∆	$7,280,000	$7,366,450
2.75%, 8/15/42 ∆ #	9,500,000	9,232,961
U.S. Treasury Notes
2.125%, 12/31/22	8,840,000	8,676,253
2.00%, 2/15/22	5,880,000	5,781,464
2.00%, 11/30/20	29,730,000	29,490,766
1.875%, 11/30/21	6,480,000	6,353,387
1.625%, 7/31/19	9,580,000	9,517,281
1.125%, 3/31/20	7,770,000	7,596,753
1.125%, 12/31/19	30,360,000	29,788,853
1.00%, 8/31/19	23,000,000	22,616,546
Total U.S. treasury obligations (cost $139,230,138)		$136,420,714

22 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.7%)*	amount	Value
Basic materials (0.9%)
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	$668,000	$701,285
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	1,450,000	1,493,646
Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	760,000	780,997
Georgia-Pacific, LLC sr. unsec. unsub. notes 7.75%, 11/15/29	850,000	1,177,351
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	941,000	984,841
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	638,000	641,905
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	10,000	14,867
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	1,040,000	1,027,148
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	132,000	135,057
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	1,478,000	1,471,034
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	1,265,000	1,733,576
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	187,000	257,495
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	553,000	746,333
		11,165,535
Capital goods (0.4%)
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	1,040,000	1,121,947
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	235,000	236,865
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	767,000	972,525
Medtronic, Inc. company guaranty sr. unsec. sub. notes
4.375%, 3/15/35	307,000	336,613
Northrop Grumman Systems Corp. company guaranty sr. unsec.
unsub. notes 7.875%, 3/1/26	265,000	339,178
Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	1,758,000	1,858,026
United Technologies Corp. sr. unsec. unsub. notes 5.70%, 4/15/40	100,000	124,492
		4,989,646
Communication services (1.2%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	200,000	247,723
American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	335,000	339,635
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	555,000	537,561
American Tower Corp. sr. unsec. unsub. bonds 3.375%, 10/15/26 R	500,000	481,837
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	122,000	118,177
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	1,580,000	1,605,548
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	240,000	243,402
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	960,000	1,120,783
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/2	356,000	372,213

George Putnam Balanced Fund 23

	Principal
CORPORATE BONDS AND NOTES (14.7%)* cont.	amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	$506,000	$522,587
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	645,000	830,026
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	525,000	523,509
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	268,000	355,162
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	610,000	600,275
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	825,000	806,199
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	595,000	582,898
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	714,000	696,011
Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	75,000	81,424
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	313,000	332,239
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	170,000	173,494
Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	710,000	744,626
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	95,000	132,180
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	215,000	223,195
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	895,313	898,670
Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	1,000,000	1,056,250
Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045%, 6/20/36 (Spain)	355,000	473,508
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	252,000	251,244
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	610,000	626,991
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	700,000	726,250
		15,703,617
Consumer cyclicals (1.8%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.85%, 3/1/39	190,000	287,688
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	1,045,000	1,273,288
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	720,000	704,652
Amazon.com, Inc. 144A sr. unsec. bonds 4.05%, 8/22/47	1,005,000	1,042,794
Amazon.com, Inc. 144A sr. unsec. notes 3.15%, 8/22/27	850,000	833,647
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	330,000	339,993
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	847,000	888,347
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	593,000	549,287

24 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.7%)* cont.	amount	Value
Consumer cyclicals cont.
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	$1,010,000	$1,026,091
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	258,000	261,566
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	625,000	625,129
Ecolab, Inc. 144A sr. unsec. unsub. bonds 3.25%, 12/1/27	1,510,000	1,485,893
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	880,000	888,990
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	262,000	260,762
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	252,000	257,491
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	250,000	253,233
Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)	300,000	359,231
Grupo Televisa SAB sr. unsec. unsub. notes 5.00%, 5/13/45 (Mexico)	355,000	348,596
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	205,000	204,053
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,200,000	1,227,000
Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R	320,000	347,895
Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	150,000	159,718
Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23	200,000	200,486
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,285,000	1,333,188
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	320,000	311,600
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	787,000	780,483
Moody’s Corp. 144A sr. unsec. bonds 3.25%, 1/15/28	540,000	525,134
NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	435,000	448,599
O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	195,000	201,342
O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	480,000	477,192
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	540,000	537,213
Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	164,000	164,866
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	390,000	407,497
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	670,000	714,030
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,115,000	1,109,425
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,195,000	1,212,925
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	79,000	73,037
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	530,000	532,367
		22,654,728
Consumer staples (1.1%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	1,467,000	1,657,724
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	428,000	433,152

George Putnam Balanced Fund 25

	Principal
CORPORATE BONDS AND NOTES (14.7%)* cont.	amount	Value
Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	$200,000	$225,176
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,155,000	1,146,338
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	715,000	756,659
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	613,186	740,466
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	620,065	639,701
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	820,000	989,131
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	1,434,000	1,890,904
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	553,000	642,836
Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. unsub.
notes 4.875%, 6/27/44 (Mexico)	350,000	354,345
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46	670,000	655,017
Kraft Heinz Co. (The) company guaranty sr. unsec. notes Ser. 144A,
6.875%, 1/26/39	625,000	815,537
Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40	309,000	385,706
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,166,000	1,189,320
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,030,000	1,049,979
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	765,000	743,873
		14,315,864
Energy (1.3%)
BG Energy Capital PLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 10/15/21 (United Kingdom)	250,000	260,113
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	670,000	661,775
Canadian Natural Resources, Ltd. sr. unsec. unsub. bonds 3.85%,
6/1/27 (Canada)	425,000	427,970
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	459,000	551,374
Cenovus Energy, Inc. sr. unsec. notes 4.25%, 4/15/27 (Canada)	700,000	694,626
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	565,000	583,363
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	1,297,000	1,290,822
Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	276,000	278,287
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	2,076,000	2,075,844
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	945,000	925,458
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	388,000	475,804
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	315,000	324,450
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	175,000	224,146
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	348,000	343,476
Philips 66 Partners LP sr. unsec. bonds 3.75%, 3/1/28	781,000	772,529
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	225,000	226,324
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	1,280,000	1,359,150

26 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.7%)* cont.	amount	Value
Energy cont.
Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	$480,000	$572,603
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	560,000	554,400
Tosco Corp. company guaranty sr. unsec. notes 8.125%, 2/15/30	600,000	841,553
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	1,285,000	1,328,369
Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	427,000	440,234
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	1,022,000	1,064,999
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	250,000	253,857
Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	342,000	356,108
		16,887,634
Financials (5.0%)
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,040,000	1,017,426
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	705,000	752,729
American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	310,000	315,038
American Express Co. sr. unsec. notes 7.00%, 3/19/18	650,000	654,309
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	856,000	1,164,160
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	1,150,000	1,138,296
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	225,250
Aviation Capital Group, LLC 144A sr. unsec. unsub. notes
7.125%, 10/15/20	265,000	292,895
AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	550,000	555,500
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	135,000	157,275
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	314,000	338,335
Bank of America Corp. unsec. sub. FRN BBA LIBOR USD 3 Month
+ 0.76%, 2.348%, 9/15/26	275,000	264,815
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	751,366
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	355,000	346,299
Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	321,000	386,798
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7.25%, 2/1/18	331,000	331,000
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	703,000	758,696
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	155,000	162,170
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	865,212
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,091,539
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	1,213,000	1,290,282
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	1,020,000	1,118,155
Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	462,000	459,484

George Putnam Balanced Fund 27

	Principal
CORPORATE BONDS AND NOTES (14.7%)* cont.	amount	Value
Financials cont.
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	$295,000	$299,011
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	257,000	277,919
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	708,000	754,245
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,400,000	1,517,782
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	1,760,000	1,835,368
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	345,000	354,488
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands company guaranty unsec. sub. notes 4.625%,
12/1/23 (Netherlands)	250,000	263,685
Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN 11.00%,
perpetual maturity (Netherlands)	718,000	792,493
Cooperative Rabobank UA company guaranty unsec. sub. notes
3.75%, 7/21/26 (Netherlands)	285,000	282,188
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	340,000	335,329
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	1,770,000	1,818,828
Credit Suisse Group AG 144A unsec. sub. notes 6.50%,
8/8/23 (Switzerland)	729,000	812,479
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	300,000	307,153
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	217,000	217,543
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	425,000	450,175
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,835,000	1,853,464
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	282,000	371,112
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6.625%, 3/30/40	1,495,000	2,014,761
Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	555,000	555,448
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	517,000	506,727
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	250,000	255,978
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	309,270
HSBC Bank USA, NA unsec. sub. notes 7.00%, 1/15/39	342,000	494,123
HSBC Holdings PLC unsec. sub. notes 6.50%, 5/2/36
(United Kingdom)	800,000	1,023,146
HSBC Holdings PLC unsec. sub. notes 4.25%, 8/18/25
(United Kingdom)	455,000	465,315
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	105,000	106,151
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,225,000	2,461,562
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Q, 5.15%,
perpetual maturity	195,000	198,656
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	918,000	945,770
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	3,225,000	3,258,427
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	555,000	605,531

28 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.7%)* cont.	amount	Value
Financials cont.
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	$458,000	$579,370
Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97	340,000	476,060
Liberty Property LP sr. unsec. unsub. notes 3.375%, 6/15/23 R	100,000	100,457
Lloyds Banking Group PLC unsec. sub. bonds 4.344%, 1/9/48
(United Kingdom)	304,000	303,495
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	530,000	547,235
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	1,290,000	2,076,853
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	3,379,673
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	285,000	297,497
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	640,000	649,397
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	840,000	837,646
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	370,000	464,253
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	140,000	142,681
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	359,000	389,964
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	1,153,000	1,220,739
Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	1,045,000	1,116,173
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	420,000	445,576
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)	200,000	201,876
Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	1,200,000	1,284,767
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	430,000	453,825
Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	290,000	290,492
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	412,000	424,765
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	263,000	363,518
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	659,000	643,909
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,773,558
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	720,000	746,034
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	580,000	629,300
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	710,000	764,628
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	787,000	812,286
		62,597,183

George Putnam Balanced Fund 29

	Principal
CORPORATE BONDS AND NOTES (14.7%)* cont.	amount	Value
Government (0.4%)
International Bank for Reconstruction & Development sr. unsec.
unsub. bonds 7.625%, 1/19/23 (Supra-Nation)	$4,000,000	$4,903,648
		4,903,648
Health care (0.7%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	194,000	195,793
Allergan Funding SCS company guaranty sr. unsec. notes 4.75%,
3/15/45 (Luxembourg)	125,000	131,913
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	186,000	187,072
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	710,000	772,725
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	355,000	334,262
Anthem, Inc. sr. unsec. unsub. notes 4.625%, 5/15/42	205,000	220,065
Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47	1,136,000	1,203,571
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	976,000	961,551
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	185,000	193,556
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	245,000	249,631
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	430,000	447,738
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
bonds 5.25%, 1/15/26 R	510,000	517,650
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	145,000	138,838
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	659,000	678,228
Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4.75%, 1/30/20	121,000	125,798
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	480,000	504,572
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	265,000	262,681
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	748,000	717,570
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	458,000	444,160
		8,287,374
Technology (0.6%)
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	215,000	219,053
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	297,000	324,796
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	421,000	427,723
Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	1,387,000	1,349,786
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	271,000	355,639
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,231,000	1,318,887
Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	162,000	163,507
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	925,000	870,571
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	659,000	652,972
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	816,000	775,914
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	535,000	516,740
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	1,075,000	1,088,438
		8,064,026

30 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.7%)* cont.	amount	Value
Transportation (0.2%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.40%, 6/1/41	$454,000	$565,794
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	109,000	139,539
Norfolk Southern Corp. 144A sr. unsec. unsub. bonds
4.05%, 8/15/52	517,000	519,030
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	540,000	523,128
Southwest Airlines Co. Pass Through Trust pass-through
certificates Ser. 07-1, Class A, 6.15%, 8/1/22	516,397	557,826
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	199,192	201,277
		2,506,594
Utilities and power (1.1%)
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	510,000	534,067
Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	510,000	615,924
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	138,000	152,683
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	595,000	723,580
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	220,000	234,054
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	450,000	482,948
EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	365,000	388,174
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	490,000	630,342
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	437,000	427,027
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	540,000	556,393
Energy Transfer Partners LP sr. unsec. unsub. notes 7.60%, 2/1/24	470,000	541,882
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	330,000	379,537
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	240,000	255,228
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	86,000	86,883
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	144,000	158,743
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,120,000	1,329,667
Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6.75%, 7/15/36 (Spain)	185,000	239,374
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	340,000	337,494
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	179,000	191,098
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	420,000	425,615
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	655,000	647,443
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	770,000	773,850
Oncor Electric Delivery Co., LLC sr. notes 7.00%, 9/1/22	445,000	519,034
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	145,000	151,071
Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, BBA LIBOR USD
3 Month + 2.53%, 4.011%, 6/1/67	656,000	651,080

George Putnam Balanced Fund 31

	Principal
CORPORATE BONDS AND NOTES (14.7%)* cont.	amount	Value
Utilities and power cont.
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	$889,000	$953,111
WEC Energy Group jr. unsec. sub. FRN BBA LIBOR USD 3 Month
+ 2.11%, 3.528%, 5/15/67	1,945,000	1,886,008
		14,272,310
Total corporate bonds and notes (cost $177,908,373)		$186,348,159

	Principal
MORTGAGE-BACKED SECURITIES (0.8%)*	amount	Value
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1, 1 Month
US LIBOR + 1.70%, 3.261%, 10/25/27 (Bermuda)	$535,495	$537,168
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	508,000	510,718
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	520,000	528,440
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.605%, 12/10/44 W	500,000	512,669
FRB Ser. 14-CR18, Class C, 4.735%, 7/15/47 W	2,392,000	2,427,301
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	777,000	817,131
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,046,000	1,070,514
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-HQA2, Class M1, 1 Month US LIBOR
+ 1.20%, 2.761%, 11/25/28	22,294	22,312
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
1 Month US LIBOR + 1.35%, 2.911%, 1/25/29	10,549	10,606
Ser. 01-79, Class BI, IO, 0.289%, 3/25/45 W	816,630	7,146
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	194,241	19
JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C14,
Class C, 4.569%, 8/15/46 W	683,000	694,757
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 12-C6, Class D, 5.136%, 5/15/45 W	772,000	770,680
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class D, 4.654%, 10/15/45 W	404,000	391,922
LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41%, 6/15/31	53,630	53,940
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D,
5.42%, 3/15/45 W	1,794,000	1,708,084
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	2,035,688	104,419
WF-RBS Commercial Mortgage Trust Ser. 14-C19, Class C,
4.646%, 3/15/47 W	226,000	230,135
Total mortgage-backed securities (cost $11,380,323)		$10,397,961

32 George Putnam Balanced Fund

CONVERTIBLE PREFERRED STOCKS (0.1%)*			Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$1,057) (Private) † ∆∆ F			371	$896
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$20,210) (Private) † ∆∆ F			6,416	17,121
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$47,464) (Private) † ∆∆ F			9,325	40,208
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$68,847) (Private) † ∆∆ F			13,526	58,322
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$38,611) (Private) † ∆∆ F			7,033	32,709
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$116,544) (Private) † ∆∆ F			15,175	98,728
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$326,895) (Private) † ∆∆ F			114,700	276,921
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$413,355) (Private) † ∆∆ F			145,037	350,164
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$633,655) (Private) † ∆∆ F			222,546	536,781
Total convertible preferred stocks (cost $1,666,638)				$1,411,850

			Principal
MUNICIPAL BONDS AND NOTES (0.1%)*			amount	Value
CA State G.O. Bonds (Build America Bonds), 7.50%, 4/1/34			$215,000	$315,087
North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718%, 1/1/49			350,000	517,773
OH State U. Rev. Bonds (Build America Bonds), 4.91%, 6/1/40			275,000	326,651
Total municipal bonds and notes (cost $841,291)				$1,159,511

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.0%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Credit Suisse International
General Electric Co. (Call)	Jun-18/22.00	$7,645,014	$472,790	$38,155
UBS AG
General Electric Co. (Call)	Jun-18/21.00	8,015,453	495,699	59,867
Total purchased options outstanding (cost $309,000)				$98,022

SHORT-TERM INVESTMENTS (8.1%)*			Shares	Value
Putnam Short Term Investment Fund 1.45% L			89,273,202	$89,273,202
Putnam Cash Collateral Pool, LLC 1.57% [d]			13,923,919	13,923,919
Total short-term investments (cost $103,197,121)				$103,197,121

TOTAL INVESTMENTS
Total investments (cost $1,191,548,046)				$1,343,200,472

George Putnam Balanced Fund 33

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through January 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,266,728,539.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,739,675, or 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $419,435 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $891,946 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $45,822,469 to cover certain derivative contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

34 George Putnam Balanced Fund

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 1/31/18 (aggregate face value $48,666,493) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/21/18	$3,095,249	$2,948,787	$(146,462)
	Canadian Dollar	Sell	4/18/18	1,679,798	1,626,143	(53,655)
Barclays Bank PLC
	Canadian Dollar	Sell	4/18/18	2,810,894	2,765,918	(44,976)
Citibank, N.A.
	British Pound	Sell	3/21/18	3,837,198	3,653,025	(184,173)
	Euro	Sell	3/21/18	8,631,581	8,311,448	(320,133)
	Japanese Yen	Sell	2/22/18	2,347,555	2,254,342	(93,213)
Credit Suisse International
	British Pound	Buy	3/21/18	3,837,198	3,656,691	180,507
	British Pound	Sell	3/21/18	3,837,198	3,655,181	(182,017)
Goldman Sachs International
	Canadian Dollar	Sell	4/18/18	2,253,972	2,217,879	(36,093)
	Euro	Sell	3/21/18	441,374	423,504	(17,870)
	Japanese Yen	Sell	2/22/18	1,417,117	1,360,399	(56,718)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/18/18	4,492,646	4,420,726	(71,920)
State Street Bank and Trust Co.
	Israeli Shekel	Sell	4/18/18	6,728,976	6,718,457	(10,519)
UBS AG
	Australian Dollar	Sell	4/18/18	2,136,383	2,074,544	(61,839)
	Euro	Sell	3/21/18	2,687,974	2,579,449	(108,525)
Unrealized appreciation						180,507
Unrealized (depreciation)						(1,388,113)
Total						$(1,207,606)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 1/31/18 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	81	$11,436,431	$11,444,490	Mar-18	$37,290
Unrealized appreciation					37,290
Unrealized (depreciation)					—
Total					$37,290

George Putnam Balanced Fund 35

WRITTEN OPTIONS OUTSTANDING at 1/31/18 (premiums $130,631) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Credit Suisse International
General Electric Co. (Call)	Jun-18/$24.00	$7,645,014	$472,790	$21,650
UBS AG
General Electric Co. (Call)	Jun-18/22.00	8,015,453	495,699	40,003
Total				$61,653

TBA SALE COMMITMENTS OUTSTANDING at 1/31/18 (proceeds receivable $17,142,930) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 2/1/48	$3,000,000	2/13/18	$3,098,641
Federal National Mortgage Association, 3.50%, 2/1/48	8,000,000	2/13/18	8,074,919
Federal National Mortgage Association, 3.00%, 2/1/48	6,000,000	2/13/18	5,880,937
Total			$17,054,497

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$34,792,361	$—	$—
Capital goods	70,746,705	—	—
Communication services	30,942,434	—	—
Conglomerates	7,802,307	—	—
Consumer cyclicals	90,670,160	—	—
Consumer staples	67,473,030	—	—
Energy	43,536,935	—	—
Financials	127,984,789	—	327,825
Health care	96,257,739	—	—
Technology	183,638,136	—	—
Transportation	4,942,829	—	—
Utilities and power	24,193,654	—	—
Total common stocks	782,981,079	—	327,825

36 George Putnam Balanced Fund

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Convertible preferred stocks	$—	$—	$1,411,850
Corporate bonds and notes	—	186,348,159	—
Mortgage-backed securities	—	10,397,961	—
Municipal bonds and notes	—	1,159,511	—
Purchased options outstanding	—	98,022	—
U.S. government and agency mortgage obligations	—	120,858,230	—
U.S. treasury obligations	—	136,420,714	—
Short-term investments	89,273,202	13,923,919	—
Totals by level	$872,254,281	$469,206,516	$1,739,675

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,207,606)	$—
Futures contracts	37,290	—	—
Written options outstanding	—	(61,653)	—
TBA sale commitments	—	(17,054,497)	—
Totals by level	$37,290	$(18,323,756)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 37

Statement of assets and liabilities 1/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $13,639,961 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,088,350,925)	$1,240,003,351
Affiliated issuers (identified cost $103,197,121) (Notes 1 and 5)	103,197,121
Foreign currency (cost $230) (Note 1)	105
Dividends, interest and other receivables	4,094,291
Receivable for shares of the fund sold	625,901
Receivable for investments sold	7,917,489
Receivable for sales of delayed delivery securities (Note 1)	13,097,479
Receivable for variation margin on futures contracts (Note 1)	2,964
Unrealized appreciation on forward currency contracts (Note 1)	180,507
Prepaid assets	75,142
Total assets	1,369,194,350

LIABILITIES
Payable to custodian	1,697,679
Payable for investments purchased	7,615,006
Payable for purchases of delayed delivery securities (Note 1)	57,663,034
Payable for shares of the fund repurchased	1,081,453
Payable for compensation of Manager (Note 2)	559,158
Payable for custodian fees (Note 2)	24,995
Payable for investor servicing fees (Note 2)	327,577
Payable for Trustee compensation and expenses (Note 2)	592,026
Payable for administrative services (Note 2)	2,273
Payable for distribution fees (Note 2)	322,745
Unrealized depreciation on forward currency contracts (Note 1)	1,388,113
Written options outstanding, at value (premiums $130,631) (Note 1)	61,653
TBA sale commitments, at value (proceeds receivable $17,142,930) (Note 1)	17,054,497
Collateral on securities loaned, at value (Note 1)	13,923,919
Other accrued expenses	151,683
Total liabilities	102,465,811

Net assets	$1,266,728,539

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,474,895,180
Undistributed net investment income (Note 1)	14,876,259
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(373,683,468)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	150,640,568
Total — Representing net assets applicable to capital shares outstanding	$1,266,728,539

(Continued on next page)

38 George Putnam Balanced Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,024,084,359 divided by 49,592,607 shares)	$20.65
Offering price per class A share (100/94.25 of $20.65)*	$21.91
Net asset value and offering price per class B share ($19,838,902 divided by 971,855 shares)**	$20.41
Net asset value and offering price per class C share ($49,468,711 divided by 2,413,454 shares)**	$20.50
Net asset value and redemption price per class M share
($74,160,368 divided by 3,642,442 shares)	$20.36
Offering price per class M share (100/96.50 of $20.36)*	$21.10
Net asset value, offering price and redemption price per class R share
($779,188 divided by 37,851 shares)	$20.59
Net asset value, offering price and redemption price per class R5 share
($14,387 divided by 691 shares)	$20.81†
Net asset value, offering price and redemption price per class R6 share
($20,224,553 divided by 975,439 shares)	$20.73
Net asset value, offering price and redemption price per class Y share
($78,158,071 divided by 3,770,520 shares)	$20.73

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 39

Statement of operations Six months ended 1/31/18 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $376,071 from investments in affiliated issuers) (Note 5)	$7,247,339
Dividends (net of foreign tax of $53,042)	5,581,090
Securities lending (net of expenses) (Notes 1 and 5)	31,560
Total investment income	12,859,989

EXPENSES
Compensation of Manager (Note 2)	3,225,346
Investor servicing fees (Note 2)	1,014,575
Custodian fees (Note 2)	33,283
Trustee compensation and expenses (Note 2)	10,584
Distribution fees (Note 2)	1,859,964
Administrative services (Note 2)	21,636
Other	249,171
Total expenses	6,414,559
Expense reduction (Note 2)	(21,379)
Net expenses	6,393,180

Net investment income	6,466,809

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	55,043,193
Net realized loss on forward currency contracts (Note 1)	(1,626,575)
Net realized gain on foreign currency transactions (Note 1)	3,105
Net realized gain on futures contracts (Note 1)	324,014
Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments
during the period	42,602,575
Net unrealized appreciation of forward currency contracts during the period	455,945
Net unrealized appreciation of futures contracts during the period	37,290
Net unrealized appreciation of written options during the period	68,978
Net gain on investments	96,908,525

Net increase in net assets resulting from operations	$103,375,334

The accompanying notes are an integral part of these financial statements.

40 George Putnam Balanced Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/18*	Year ended 7/31/17
Operations
Net investment income	$6,466,809	$15,016,126
Net realized gain on investments
and foreign currency transactions	53,743,737	84,923,952
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	43,164,788	25,059,742
Net increase in net assets resulting from operations	103,375,334	124,999,820
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(5,691,194)	(11,235,571)
Class B	(38,002)	(94,595)
Class C	(93,521)	(197,342)
Class M	(243,543)	(487,958)
Class R	(3,956)	(6,751)
Class R5	(96)	(565,801)
Class R6	(119,455)	(155,643)
Class Y	(533,264)	(947,277)
Decrease from capital share transactions (Note 4)	(30,127,743)	(138,110,403)
Total increase (decrease) in net assets	66,524,560	(26,801,521)

NET ASSETS
Beginning of period	1,200,203,979	1,227,005,500
End of period (including undistributed net investment
income of $14,876,259 and $15,132,481, respectively)	$1,266,728,539	$1,200,203,979

* Unaudited.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 41

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
January 31, 2018**	$19.09	.11	1.56	1.67	(.11)	(.11)	$20.65	8.80 *	$1,024,084	.50*	.55*	99d*
July 31, 2017	17.38	.23	1.69	1.92	(.21)	(.21)	19.09	11.14	972,570	1.01	1.29	204[d]
July 31, 2016	17.22	.22	.14	.36	(.20)	(.20)	17.38	2.17	953,549	1.00[e]	1.33[e]	154[d]
July 31, 2015	16.12	.19	1.10	1.29	(.19)	(.19)	17.22	8.04	999,928.97		1.11	130[d]
July 31, 2014	14.81	.23	1.29	1.52	(.21)	(.21)	16.12	10.37	1,051,287.99		1.52	98[f]
July 31, 2013	12.88	.21	1.92	2.13	(.20)	(.20)	14.81	16.68	1,030,545	1.01	1.56	86[f]
Class B
January 31, 2018**	$18.87	.03	1.55	1.58	(.04)	(.04)	$20.41	8.37*	$19,839	.88*	.18*	99d*
July 31, 2017	17.18	.10	1.67	1.77	(.08)	(.08)	18.87	10.33	20,188	1.76	.55	204[d]
July 31, 2016	17.02	.10	.14	.24	(.08)	(.08)	17.18	1.42	21,592	1.75[e]	.58[e]	154[d]
July 31, 2015	15.94	.06	1.09	1.15	(.07)	(.07)	17.02	7.21	24,133	1.72	.36	130[d]
July 31, 2014	14.65	.12	1.27	1.39	(.10)	(.10)	15.94	9.51	24,881	1.74	.77	98[f]
July 31, 2013	12.74	.11	1.90	2.01	(.10)	(.10)	14.65	15.83	26,541	1.76	.82	86[f]
Class C
January 31, 2018**	$18.95	.03	1.56	1.59	(.04)	(.04)	$20.50	8.40*	$49,469	.88*	.18*	99d*
July 31, 2017	17.26	.10	1.67	1.77	(.08)	(.08)	18.95	10.29	45,970	1.76	.54	204[d]
July 31, 2016	17.10	.09	.15	.24	(.08)	(.08)	17.26	1.45	41,700	1.75[e]	.58[e]	154[d]
July 31, 2015	16.01	.06	1.10	1.16	(.07)	(.07)	17.10	7.26	36,720	1.72	.36	130[d]
July 31, 2014	14.72	.12	1.27	1.39	(.10)	(.10)	16.01	9.50	29,091	1.74	.76	98[f]
July 31, 2013	12.80	.11	1.91	2.02	(.10)	(.10)	14.72	15.85	23,534	1.76	.81	86[f]
Class M
January 31, 2018**	$18.82	.06	1.55	1.61	(.07)	(.07)	$20.36	8.55*	$74,160	.75*	.30 *	99d*
July 31, 2017	17.15	.14	1.66	1.80	(.13)	(.13)	18.82	10.53	70,919	1.51	.79	204[d]
July 31, 2016	16.99	.14	.14	.28	(.12)	(.12)	17.15	1.69	66,779	1.50[e]	.83[e]	154[d]
July 31, 2015	15.90	.10	1.10	1.20	(.11)	(.11)	16.99	7.56	75,297	1.47	.61	130[d]
July 31, 2014	14.62	.16	1.26	1.42	(.14)	(.14)	15.90	9.75	77,338	1.49	1.02	98[f]
July 31, 2013	12.71	.14	1.90	2.04	(.13)	(.13)	14.62	16.17	74,636	1.51	1.06	86[f]
Class R
January 31, 2018**	$19.03	.09	1.55	1.64	(.08)	(.08)	$20.59	8.66*	$779	.63*	.44*	99d*
July 31, 2017	17.33	.18	1.70	1.88	(.18)	(.18)	19.03	10.90	1,090	1.26	.99	204[d]
July 31, 2016	17.16	.19	.13	.32	(.15)	(.15)	17.33	1.93	409	1.25[e]	1.13[e]	154[d]
July 31, 2015	16.07	.15	1.09	1.24	(.15)	(.15)	17.16	7.74	1,102	1.22	.86	130[d]
July 31, 2014	14.77	.20	1.28	1.48	(.18)	(.18)	16.07	10.08	983	1.24	1.27	98[f]
July 31, 2013	12.84	.18	1.92	2.10	(.17)	(.17)	14.77	16.44	960	1.26	1.32	86[f]
Class R5
January 31, 2018**	$19.24	.11	1.60	1.71	(.14)	(.14)	$20.81	8.93*	$14	.37*	.55*	99d*
July 31, 2017	17.45	.30[g]	1.69	1.99	(.20)	(.20)	19.24	11.46	13.74		1.71[g]	204[d]
July 31, 2016	17.28	.26	.16	.42	(.25)	(.25)	17.45	2.49	76,674	.73[e]	1.59[e]	154[d]
July 31, 2015	16.18	.23	1.11	1.34	(.24)	(.24)	17.28	8.28	71,647.72		1.34	130[d]
July 31, 2014†	15.28	.18	.85	1.03	(.13)	(.13)	16.18	6.76*	11	.48*	1.15*	98[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42 George Putnam Balanced Fund	George Putnam Balanced Fund 43

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class R6
January 31, 2018**	$19.17	.14	1.57	1.71	(.15)	(.15)	$20.73	8.97*	$20,225	.31*	.73*	99d*
July 31, 2017	17.45	.30	1.70	2.00	(.28)	(.28)	19.17	11.57	11,738.64		1.64	204[d]
July 31, 2016	17.28	.28	.15	.43	(.26)	(.26)	17.45	2.58	8,013	.63[e]	1.71[e]	154[d]
July 31, 2015	16.18	.25	1.10	1.35	(.25)	(.25)	17.28	8.39	8,239.62		1.46	130[d]
July 31, 2014†	15.28	.19	.85	1.04	(.14)	(.14)	16.18	6.81*	7,100	.42*	1.19*	98[f]
Class Y
January 31, 2018**	$19.16	.13	1.58	1.71	(.14)	(.14)	$20.73	8.96*	$78,158	.37*	.68*	99d*
July 31, 2017	17.45	.28	1.69	1.97	(.26)	(.26)	19.16	11.37	77,716.76		1.54	204[d]
July 31, 2016	17.28	.26	.15	.41	(.24)	(.24)	17.45	2.48	58,289	.75[e]	1.60[e]	154[d]
July 31, 2015	16.17	.23	1.11	1.34	(.23)	(.23)	17.28	8.34	114,920.72		1.36	130[d]
July 31, 2014	14.86	.27	1.29	1.56	(.25)	(.25)	16.17	10.61	111,604.74		1.77	98[f]
July 31, 2013	12.92	.25	1.92	2.17	(.23)	(.23)	14.86	16.99	106,794.76		1.81	86[f]

* Not annualized.

** Unaudited.

† For the period December 2, 2013 (commencement of operations) to July 31, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sales transactions.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

July 31, 2014	142%
July 31, 2013	186%

g The net investment income ratio and per share amount shown for the period ended July 31, 2017 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

44 George Putnam Balanced Fund	George Putnam Balanced Fund 45

Notes to financial statements 1/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through January 31, 2018.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases for class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

46 George Putnam Balanced Fund

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as

George Putnam Balanced Fund 47

the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

48 George Putnam Balanced Fund

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

George Putnam Balanced Fund 49

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,186,232 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $891,946 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $13,923,919 and the value of securities loaned amounted to $13,639,961.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

50 George Putnam Balanced Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2018, the fund had a capital loss carryover of $424,406,218 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$424,406,218	N/A	$424,406,218	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,252,211,816, resulting in gross unrealized appreciation and depreciation of $93,737,007 and $21,034,817, respectively, or net unrealized appreciation of $72,702,190.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.264% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

George Putnam Balanced Fund 51

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$828,893	Class R5	10
Class B	16,620	Class R6	4,184
Class C	39,320	Class Y	64,203
Class M	60,592	Total	$1,014,575
Class R	753

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,878 under the expense offset arrangements and by $18,501 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $929, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

52 George Putnam Balanced Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,247,379
Class B	1.00%	1.00%	100,022
Class C	1.00%	1.00%	236,736
Class M	1.00%	0.75%	273,563
Class R	1.00%	0.50%	2,264
Total			$1,859,964

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $53,436 and $285 from the sale of class A and class M shares, respectively, and received $4,238 and $1,029 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $12 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,118,730,365	$1,164,671,831
U.S. government securities (Long-term)	50,171,545	58,259,030
Total	$1,168,901,910	$1,222,930,861

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	1,146,055	$22,602,018	2,202,885	$39,786,938
Shares issued in connection with
reinvestment of distributions	271,503	5,274,487	577,406	10,365,598
	1,417,558	27,876,505	2,780,291	50,152,536
Shares repurchased	(2,767,582)	(54,561,748)	(6,689,972)	(120,513,807)
Net decrease	(1,350,024)	$(26,685,243)	(3,909,681)	$(70,361,271)

George Putnam Balanced Fund 53

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	20,338	$396,070	132,514	$2,321,878
Shares issued in connection with
reinvestment of distributions	1,877	36,114	5,079	90,067
	22,215	432,184	137,593	2,411,945
Shares repurchased	(120,261)	(2,338,067)	(324,166)	(5,782,170)
Net decrease	(98,046)	$(1,905,883)	(186,573)	$(3,370,225)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	232,793	$4,563,138	495,386	$8,850,728
Shares issued in connection with
reinvestment of distributions	4,329	83,645	9,604	171,631
	237,122	4,646,783	504,990	9,022,359
Shares repurchased	(249,748)	(4,863,632)	(495,191)	(8,893,301)
Net increase (decrease)	(12,626)	$(216,849)	9,799	$129,058

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	183,939	$3,586,692	376,213	$6,667,677
Shares issued in connection with
reinvestment of distributions	12,647	242,457	27,378	485,506
	196,586	3,829,149	403,591	7,153,183
Shares repurchased	(321,537)	(6,285,152)	(530,725)	(9,426,192)
Net decrease	(124,951)	$(2,456,003)	(127,134)	$(2,273,009)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	2,912	$57,115	52,756	$946,668
Shares issued in connection with
reinvestment of distributions	196	3,765	362	6,562
	3,108	60,880	53,118	953,230
Shares repurchased	(22,561)	(439,278)	(19,404)	(347,705)
Net increase (decrease)	(19,453)	$(378,398)	33,714	$605,525

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	301,981	$5,272,798
Shares issued in connection with
reinvestment of distributions	5	96	32,489	565,801
	5	96	334,470	5,838,599
Shares repurchased	—	—	(4,727,649)	(83,905,117)
Net increase (decrease)	5	$96	(4,393,179)	$(78,066,518)

54 George Putnam Balanced Fund

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	403,529	$7,912,642	518,751	$9,080,109
Shares issued in connection with
reinvestment of distributions	6,094	119,455	8,584	155,643
	409,623	8,032,097	527,335	9,235,752
Shares repurchased	(46,447)	(934,084)	(374,138)	(6,771,775)
Net increase	363,176	$7,098,013	153,197	$2,463,977

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	478,022	$9,418,107	1,534,355	$27,609,634
Shares issued in connection with
reinvestment of distributions	25,172	490,358	50,154	905,205
	503,194	9,908,465	1,584,509	28,514,839
Shares repurchased	(787,929)	(15,491,941)	(869,848)	(15,752,779)
Net increase (decrease)	(284,735)	$(5,583,476)	714,661	$12,762,060

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	691	100.00%	$14,387

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/17	cost	proceeds	income	of 1/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$21,555,769	$114,325,622	$121,957,472	$166,305	$13,923,919
Putnam Short Term
Investment Fund**	48,130,013	180,069,385	138,926,196	376,071	89,273,202
Total Short-term
investments	$69,685,782	$294,395,007	$260,883,668	$542,376	$103,197,121

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

George Putnam Balanced Fund 55

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$420,000
Written equity option contracts (contract amount)	$420,000
Futures contracts (number of contracts)	40
Forward currency contracts (contract amount)	$56,400,000
Warrants (number of warrants)	3,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Investments, Receivables	$180,507	Payables	$1,388,113
Equity contracts	Investments, Receivables	135,312*	Payables	61,653
Total		$315,819		$1,449,766

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$—	$(1,626,575)	$(1,626,575)
Equity contracts	317	(161,512)	324,014	—	162,819
Total	$317	$(161,512)	$324,014	$(1,626,575)	$(1,463,756)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Total
Foreign exchange contracts	$—	$—	$—	$455,945	$455,945
Equity contracts	(8,515)	(142,000)	37,290	—	(113,225)
Total	$(8,515)	$(142,000)	$37,290	$455,945	$342,720

56 George Putnam Balanced Fund

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George Putnam Balanced Fund 57

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$2,964	$—	$—	$2,964
Forward currency contracts#	—	—	—	180,507	—	—	—	—	—	180,507
Purchased options**#	—	—	—	38,155	—	—	—	—	59,867	98,022
Total Assets	$—	$—	$—	$218,662	$—	$—	$2,964	$—	$59,867	$281,493
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	200,117	44,976	597,519	182,017	110,681	71,920	—	10,519	170,364	1,388,113
Written options#	—	—	—	21,650	—	—	—	—	40,003	61,653
Total Liabilities	$200,117	$44,976	$597,519	$203,667	$110,681	$71,920	$—	$10,519	$210,367	$1,449,766
Total Financial and Derivative
Net Assets	$(200,117)	$(44,976)	$(597,519)	$14,995	$(110,681)	$(71,920)	$2,964	$(10,519)	$(150,500)	$(1,168,273)
Total collateral received (pledged)†##	$(113,228)	$—	$(551,278)	$—	$(110,681)	$—	$—	$—	$(115,197)
Net amount	$(86,889)	$(44,976)	$(46,241)	$14,995	$—	$(71,920)	$2,964	$(10,519)	$(35,303)
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(113,228)	$—	$(551,278)	$—	$(112,243)	$—	$—	$—	$(115,197)	$(891,946)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $419,435.

58 George Putnam Balanced Fund	George Putnam Balanced Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 George Putnam Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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BROCKTON, MA
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SA021 309791 3/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2018